SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant    [   ]
Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential,  for  Use  of  the  Commission  Only  (as  permitted   b
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE LEATHER FACTORY, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box  if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                            THE LEATHER FACTORY, INC.
                            3847 East Loop 820 South
                             Fort Worth, Texas 76119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be Held May 24, 2001

To the Holders of Common Stock of THE LEATHER FACTORY, INC.:

         Notice is hereby given that the 2001 Annual Meeting of Stockholders of The Leather Factory, Inc., a Delaware corporation (the "Company"), will be held in the Longhorn Room at the Stockyards Hotel, 109 East Exchange, Fort Worth, Texas, Thursday, May 24, 2001 at 10:00 a.m., Central Daylight Time, for the following purposes:

(1) To elect nine (9) persons to serve as directors until the Company's 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2) To transact any other proper business brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed April 24, 2001, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of the Company's Common Stock, $0.0024 par value ("Common Stock"), on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained and available for inspection in the Company's offices at 3847 East Loop 820 South, Fort Worth, Texas 76119, for ten (10) days prior to the meeting. The list will also be available for examination at the meeting.

         Please  advise  the  Company's  transfer  agent,   Securities  Transfer
Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, of any change in your address.

         Your vote is important. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and return it in the envelope provided, which requires no postage if mailed in the United States. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. The proxy card should be signed by all registered holders exactly as the shares are registered. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the meeting, may withdraw it and vote in person. Attendance at the annual meeting is limited to stockholders, their proxies and invited guests of the Company.

                                            By Order of the Board of Directors,

                                            /s/ William M. Warren

                                            William M. Warren
                                            General Counsel and Secretary


Fort Worth, Texas
April 24, 2001

                            THE LEATHER FACTORY, INC.
                            3847 East Loop 820 South
                             Fort Worth, Texas 76119

                        --------------------------------

                                 PROXY STATEMENT

                        --------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 24, 2001

     The accompanying proxy, mailed together with this Proxy Statement, is solicited by The Leather Factory, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on May 24, 2001 (the "Annual Meeting"), at 10:00 a.m., Central Daylight Time, in the Longhorn Room of the Stockyards Hotel, 109 East Exchange, Fort Worth, Texas, and any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of Proxy were first mailed to stockholders of the Company (the "Stockholders") on or about April 24, 2001.

     As indicated in the attached Notice, the purpose of the Meeting is: (1) to elect nine (9) persons to serve as directors until the Company's 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and (2) to transact any other proper business brought before the meeting or any adjournments or postponements thereof.

     All holders of record of shares of the Company's Common Stock at the close of business on April 24, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 9,968,161 shares of Common Stock. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to vote by the Stockholders at the Annual Meeting. Cumulative voting for the election of directors is not permitted. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date, exclusive of treasury shares, is necessary to constitute a quorum at the Annual Meeting. If a quorum is present, the persons receiving a plurality of the votes of the shares represented in person or by proxy and entitled to vote on the election of directors, shall be elected directors. The affirmative vote of holders of a majority of the shares of Common Stock represented at the Annual Meeting is required on all other actions proposed.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes have no effect on determining plurality, except to the extent that they affect the total votes that any particular nominee receives. Abstentions may be specified on all other proposals and will be counted as present for purpose of the item on which the abstention is noted. Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on only the election of directors when they have not received instructions from beneficial owners.

     Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). Where a Stockholder's duly executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted FOR the nominees for director identified below.

     Certain officers and directors of the Company own in excess of two-thirds of the outstanding shares of Common Stock that will be entitled to vote at the meeting (see "Security Ownership of Certain Beneficial Owners and Management"). It is anticipated that these shares will be voted in favor of the nominees for director as identified below. Thus, approval of the nominees for director identified below is likely.

                              ELECTION OF DIRECTORS


     The Bylaws of the Company provide that the Board of Directors shall from time to time be fixed and determined only by resolution of the Board of Directors. By action of the Board of Directors, the number of directors comprising the Board of Directors has been set at nine (9).

     The nominees listed below will stand for election at this Annual Meeting for a one-year term of office expiring at the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Proxies cannot be voted for the election of more than nine (9) persons to the Board.

     Unless otherwise directed on any duly executed and dated proxy, the persons named in such proxy intend to nominate and to vote the shares represented by such proxy for the election of the nominees listed in the table below for the office of director of the Company to hold office until their respective successors have been duly elected and qualified:



          NAME                   AGE                  POSITION

Wray Thompson (1) (2) (4)         69      Chairman of the Board, Chief Executive
                                          Officer, and Director
Shannon L. Greene                 35      Chief  Financial  Officer,  Treasurer,
                                          and Director
Joseph R. Mannes (1) (3) (4)      42      Director
H.W. Markwardt (1) (3) (4)        65      Director
Michael A. Markwardt (4)          42      Director
Robin L. Morgan (1) (2) (5)       50      Vice  President - Administration   and
                                          Director
Ronald C. Morgan (1) (2) (5)      53      President,  Chief  Operating  Officer,
                                          and Director
Anthony C. Morton (3) (4)         41      Director
William M. Warren                 56      Secretary,   General   Counsel,    and
                                          Director


---------------------
(1)  Member of 1995 Stock Option Plan Committee
(2)  Member of 1995 Director Non-Qualified Stock Option Plan Committee
(3)  Member of Audit Committee
(4)  Member of Compensation Committee
(5)  Ronald C. Morgan and Robin L. Morgan are married.
(6)  H.W. Markwardt and Michael A. Markwardt are father and son.


     The Company is informed that the nominees listed above are willing to serve as directors. However, if any of these individuals should decline or become unable to serve as a director for any reason, then votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

Business Experience of Directors

     Wray Thompson has served as the Chairman of the Board and Chief Executive Officer of the Company since June 1993. He also served as President of the Company from June 1993 to January 2001. Mr. Thompson was a co-founder of the Company's predecessor, The Leather Factory, Inc., a Texas corporation ("TLF-Texas"). Mr. Thompson has served as the Chairman of the Board, Chief Executive Officer and a Director of TLF-Texas since its inception in 1980.

     Shannon L. Greene has served as Chief Financial Officer and Treasurer of the Company since May 2000 She was appointed to serve on the Board of Directors in January 2001. Prior to May 2000, Ms. Greene served as the Company's Controller and Assistant Controller since September 1997. From January 1996 until she joined TLF, she served as CFO/Controller for a venture capital group specializing in the computer industry in Dallas, Texas. From 1987 to 1995, she worked in public accounting. Ms. Greene received the Bachelor of Accountancy from New Mexico State University in 1987 and was licensed as a Certified Public Accountant (CPA) in 1991. Her professional affiliations include the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and its Fort Worth chapter, and the National Investor Relations Institute.

     Joseph R. Mannes has served as a Director of the Company since May 1998. Currently, Mr. Mannes serves as Chief Financial Officer and Secretary of Clearwire Technologies, Inc. of Arlington, Texas, a provider of wireless internet connectivity. From January to July 2000, he served as Chief Financial Officer of E-Certify Corporation, a security-oriented information technologies consultancy focusing on web applications. From April 1997 to September 1998 Mr. Mannes was Vice President and General Manager of Imagic Online, the online game subsidiary of Interactive Magic, a Cary, North Carolina, computer game company. From February 1996 to April 1997 Mr. Mannes served as the Chief Financial Officer, Secretary and Treasurer of Interactive Creations Incorporated (ICI), a corporation offering real-time internet gaming services. Mr. Mannes is a Chartered Financial Analyst. He also serves on the advisory board of Conchemco, Inc. and is chairman of HiTech Creations, Inc.

     H.W. Markwardt has served as a Director of the Company since May 1996. He was the founder of Encon Industries, L.P. ("Encon"), Fort Worth, Texas, an importer of ceiling fans, and served as Encon's Chief Operating Officer from 1977 until 1995. He currently manages his personal investments.

     Michael A. Markwardt was appointed to serve as a Director of the Company in January 2001. Since 1999, he is the primary shareholder of a family investment business. Prior to 1999, he was President of Encon Electric, LP (formerly Encon Industries, Inc.). He holds professional affiliations in Young President's Organization, Home Center Industry President's Council, and InterTrade Industries Board. He has extensive experience in importing, particularly from the Orient. Mr. Markwardt received his Bachelors degree in Business Administration in 1981 from Baylor University.

     Robin L. Morgan has served as Vice President of Administration and Director of the Company since June 1993. Ms. Morgan is responsible for import, banking, and procurement for the Company's import product lines and maintains all inventory costs. She also administers special projects, employee benefit plans, and insurance programs.

     Ronald C. Morgan, has served as President since January 2001 and has served as Chief Operating Officer and Director of the Company since June 1993. A co-founder of TLF-Texas, Mr. Morgan has served as Chief Operating Officer, Executive Vice President, and a Director of TLF-Texas since its formation in 1980.

     Anthony C. Morton has served as a Director of the Company since January 1998. Currently, Mr. Morton, a Certified Public Accountant (CPA) serves as Vice President and Chief Financial Officer of PYCO Industries, Inc. (formerly Plains Cooperative Oil Mill, Inc.) in Lubbock, Texas, the largest farmer-owned cooperative cottonseed marketing association in the United States. He served as Chief Financial Officer and Treasurer of the Company from January 1998 through December 1998. Mr. Morton was the Company's Controller from August 1993 to January 1998.

     William M. Warren has served as Secretary, General Counsel, and Director of the Company since June 1993. Mr. Warren has been General Counsel of TLF-Texas since its formation in 1980. Since 1979, Mr. Warren has been President of the law firm Loe, Warren, Rosenfield, Kaitcer & Hibbs, P.C., Fort Worth, Texas. Other directorships held by Mr. Warren include his law firm, Wichita, Tillman and Jackson Railroad Company, and Idaho Northern & Pacific Railroad Company. Mr. Warren also serves as Trustee of the James D. Burton Estate.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2001, by (i) each director and nominee for director, (ii) the executive officers of the Company named in the table under "Executive Compensation - Summary of Cash and Certain
Other Compensation", (iii) all executive officers and directors of the Company as a group, and (iv) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. On March 31, 2001, there were 9,968,161 shares outstanding. Unless otherwise noted, the persons listed below have sole voting and investment power with respect to such shares.



      Names of Directors, Officers and 5%
                Stockholders(1)                                Number of    Right to Acquire
                ---------------                                 Shares     (Stock Options)(3)                      Percent of
                                                               Owned(2)    ------------------      Total             Class
                                                               ---------                           -----             -----
     Wray Thompson                                             2,883,826                   -     2,883,826           28.93
     Ronald C. Morgan                                          3,308,358                   -     3,308,358  (4)      33.19
     Robin L. Morgan                                           3,308,358                   -     3,308,358  (4)      33.19
     The Leather Factory, Inc. Employees' Stock
            Ownership Plan & Trust                               808,539                   -       808,539  (5)      8.11
     Shannon L. Greene                                            13,885              65,000        78,885             *
     Joseph R. Mannes                                                  -               6,000         6,000             *
           6346 Lupton Drive, Dallas, Texas
     H.W. Markwardt                                               22,000              10,000        32,000             *
           4210 Bryant Irvin Rd #210, Fort Worth, Texas
     Michael A. Markwardt                                              -                   -             -             *
              4210 Bryant Irvin Rd #210, Fort Worth, Texas
     Anthony C. Morton                                             8,645               4,000        12,645             *
           PO Box 841, Lubbock, Texas
     William M. Warren                                            29,525              12,000        41,525  (6)        *
           4420 W. Vickery Blvd, Fort Worth, Texas

     All Executive Officers and Directors as a group (9
     persons)                                                  6,266,239              97,000     6,363,239           63.22


-------------------
* ____ Less than 1% of the class.



(1) The address of Wray Thompson, Ronald C. Morgan, Robin L. Morgan, Shannon L. Greene, and the ESOP (as defined below) is 3847 East Loop 820 South, Fort Worth, Texas 76119.

(2) The amounts shown for Executive Officers include the beneficial interests in shares allocated to their individual ESOP accounts.

(3) Shares that Employees and Directors have rights to acquire pursuant to exercise of options granted under the 1995 Stock Option Plan and the 1995 Director Non-Qualified Stock Option Plan, respectively.

(4) The shares beneficially owned by Mr. Morgan and Ms. Morgan are held as community property. Therefore, the total number of shares held by them (3,308,358) is shown as owned by each of them.

(5) The Trustee of the Employees' Stock Ownership Plan & Trust ("ESOP") votes the shares held by the ESOP which are allocated to participant accounts, as directed by the participants or beneficiaries of the ESOP. Except in certain limited circumstances, the Trustee may acquire and dispose of the assets of the ESOP only as the ESOP Committee directs. The ESOP Committee is made up of officers and other employee participants of the Company and presently consists of Ronald C. Morgan, Robin L. Morgan, Shannon L. Greene, and two other employees. As members of this Committee, these persons may be deemed to share investment power with respect to the allocated shares held by the ESOP. Each of the members of the ESOP Committee disclaims any beneficial ownership of the securities held by the ESOP except for those that have been allocated to such member as a participant in the ESOP. The total number of shares held by the ESOP includes 268,606 shares which are beneficially owned by the above-named Executive Officers and are also included in the table as being owned by such persons.

(6) Includes 13,300 shares held by Mr. Warren as the representative for Loe, Warren, Rosenfield, Kaitcer & Hibbs, P.C. Mr. Warren has sole voting and investment power with respect to these shares.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ending December 31, 2000, the Board of Directors held four (4) meetings. H.W. Markwardt and John Tittle, Jr. each attended two meetings of the Board of Directors in 2000. No other Director attended fewer than 75% of the meetings of the Board of Directors during the year. Mr. Tittle resigned from the Board in January 2001.

     A director who is also an officer and employee of the Company is not compensated for service as a member of the Board of Directors or any committee of the Board. For the fiscal year ended December 31, 2000, directors who were not officers received $1,000 per attended meeting, with the non-employee members of the Audit Committee and the Compensation Committee receiving $250 per attended meeting, except in the case of Mr. Warren, who billed the Company at his customary professional rate for time spent attending Board and committee meetings.

     During 2000, five (5) directors were granted options to purchase 2,000 shares each for a total of 10,000 shares under the Company's 1995 Director Non-Qualified Stock Option Plan.


Audit Committee

     The Board of Directors established an Audit Committee in March 1994. Its function is described in its charter, attached as Exhibit A. Presently, the members of this committee are Joseph R. Mannes, H. W. Markwardt, and Anthony C. Morton. The Audit Committee met two (2) times during 2000. See "Audit Committee Report."


Compensation Committee

     The Board of Directors established a Compensation Committee in September 1994. Presently, the members of this committee are Joseph R. Mannes, H. W. Markwardt, Michael A. Markwardt, Anthony C. Morton, and Wray Thompson. The Compensation Committee did not meet during 2000. See "Executive Compensation - Compensation Committee Report."


1995 Stock Option Plan Committee

     The Board of Directors established the 1995 Stock Option Plan Committee in September 1995. The members of this Committee are Chairman, Ronald C. Morgan, H.
W. Markwardt, Joseph R. Mannes, Robin L. Morgan and Wray Thompson. The 1995 Stock Option Plan Committee has the general duty to review and approve the granting of stock options pursuant to the 1995 Stock Option Plan. The 1995 Stock Option Plan Committee met one (1) time during 2000 with three of the five members attending.


1995 Director Non-Qualified Stock Option Plan Committee

     The Board of Directors established the 1995 Director Non-Qualified Stock Option Plan Committee (the "Director Plan Committee") in September 1995. The Director Plan Committee was composed of Chairman, Ronald C. Morgan, Robin Morgan and Wray Thompson. The Director Plan Committee reviews and approves granting of stock options for the Board of Directors pursuant to the terms of the 1995 Director Plan. The 1995 Director Plan Committee did not meeting during 2000.


Director Nominating Committee

     The Board of Directors has no standing nominating committee. The entire board selects nominees to serve as directors.

                             AUDIT COMMITTEE REPORT


The Audit Committee of the Board of Directors has furnished the following report:

The Company's Board of Directors has adopted a written charter for the Audit Committee, which is included as Exhibit A to this proxy statement.

The Board has determined that each member of the Committee is "independent," as defined in the listing standards of the American Stock Exchange, with the exception of Anthony C. Morton. Mr. Morton was an employee of the company, serving in various financial capacities, until December 1998, and therefore he will not meet the independence requirement that audit committee members can not be employed by the company in the current or past three years until the end of 2001. The Board has determined, in accordance with the listing standards, that Mr. Morton's service on the Audit Committee is necessary for the best interests of the company and its stockholders because, in the board's opinion, he exercises independent judgment and materially assists the function of the Committee. Also, he is acquainted with the preparation of the Company's financial statements. Mr. Morton is expected to resign his seat on the Audit Committee at the next Board meeting at which time Mr. Michael A. Markwardt, who meets the requirement to be "independent," will be approved as a member of the Audit Committee by the Board of Directors.

Under the charter of the Audit Committee, a copy of which is included as Exhibit A to this proxy statement, representative duties of the committee include: (i) reviewing with the Company's management and independent accountants, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls, (ii) reviewing prior to the annual audit, the scope and general extent of the independent accountants' audit examination, (iii) reviewing with management and the independent accountants, upon completion of the independent audit, financial results for the year, prior to the release of annual financial results to the public, (iv) discussing with Company management the scope and quality of internal accounting and financial reporting controls in effect, and (v) recommending to the Board of Directors as to the retention or non-retention of the independent accountants.

The Committee has reviewed and discussed the audited financial statements with management.

The Committee has discussed with the independent auditors, Hein + Associates LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. The Committee has also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of non-audit services with the auditors' independence , and has discussed with the auditors the auditors' independence.

Based on the review and discussions referred to in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in its charter, the Committee recommended to the Board that the Company's audited financial statements be included in The Leather Factory, Inc. Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

In addition, the Audit Committee has (a) considered the non-audit services provided by Hein + Associates LLP during 2000 and the related fees paid, and (b) determined that these are compatible with maintaining the independence of Hein + Associates LLP.

                                                      Audit Committee
                                                      The Leather Factory, Inc.

                                                      Joseph R. Mannes
                                                      H.W. Markwardt
                                                      Anthony C. Morton


                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information is set forth below concerning the executive officers of the Company.

     NAME             AGE                    POSITION
     ----             ---                    --------
Wray Thompson          69     Chairman of the Board, Chief Executive Officer and
                              Director
Shannon L. Greene      35     Chief Financial Officer, Treasurer and Director
Ronald C. Morgan       53     President, Chief Operating Officer and Director
Robin L. Morgan        50     Vice President - Administration and Director

Business Experience of Executive Officers

     See "Election of Directors - Business Experience of Directors."


                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth the compensation awarded by the Company to its Chairman of the Board and Chief Executive Officer (CEO) and its most highly compensated executive officer other than its CEO for services rendered during the fiscal years ended December 31, 1998, 1999 and 2000. No other person serving as an executive officer as of December 31, 2000 received salary and bonus compensation in excess of $100,000 during fiscal 2000, or in any of the prior two years.

Summary Compensation Table
                                                               Annual
         Name and Principal Position           Year         Compensation                         All Other
         ---------------------------           ----          Salary ($)        Bonus ($)      Compensation ($)(1)
                                                             ----------        ---------      ----------------
          Wray Thompson                        2000           157,500             25,000             9,575
             Chairman and CEO                  1999           162,500                  -             6,805
                                               1998           144,379                  -             7,092

          Ronald C. Morgan                     2000           141,600             25,000             8,638
             President and Chief               1999           146,600                  -             6,118
                Operating Officer              1998           129,801                  -             6,376


---------
(1) The amounts in this column represent the amounts accrued on behalf of the named individuals for the annual contribution to the Company's ESOP.


Compensation Committee Report

     The Compensation Committee of the Company's Board of Directors consists of the outside directors of the Company and the Chairman of the Board. In 1995, the Compensation Committee adopted the following statement of overall executive compensation policies:

     The basic philosophy of the Company's executive compensation program is to link the compensation of its executive officers to their contribution toward increases in the size of the operations and income of the Company and accordingly, increases in stockholder value. Consistent with that philosophy, the executive compensation program is designed to meet the following policy objectives:

     1.   Attracting  and  retaining   qualified   executives  critical  to  the
          long-term success of the Company;

     2. Tying executive compensation to the Company's general performance and specific attainment of long-term strategic goals;

     3.   Rewarding   executives  for  contributions  to  strategic   management
          designed to enhance long-term stockholder value; and

     4. Providing incentives that align the executive's interest with those of the Company's stockholders.

     Based  on  these  goals,   the   Compensation   Committee   determines  the
compensation of Wray Thompson and Ronald C. Morgan (the "Named Executive Officers") and other key employees. The elements of compensation for the Named Executive Officers consist of base salary, annual incentive bonuses, stock option awards and participation in the Company's Employee Stock Ownership Plan and Trust (the "ESOP").

Base Salary

     There have been no Committee-initiated adjustments to Messrs. Thompson and Morgan's compensation since 1996. Due to the financial performance of the Company in 1997, both officers volunteered to reduce their 1996 salary levels for 1997 by 10%. For 1998, they again volunteered to reduce their salaries by one month's pay (approximately 8.33%). In 1999, the two executives ended their voluntary reduction and deferral of a portion of their base salaries. Their base salaries returned to the levels in 1997, and each received an additional $5,000 as payment of salary that had been deferred from prior periods. Messrs. Thompson and Morgan claim no additional amounts as voluntarily deferred base salary from years prior to 1999.

Annual Incentive Bonus

     Historically, the Company has awarded discretionary bonuses to its Executive Officers as well as certain other officers of the Company. These bonuses were determined on a subjective basis, using historical bonus amounts, the availability of cash, the need to provide bonuses to other officers and employees, the business prospects for the upcoming year, and the increase in net income for the year in question as general guidelines. No other quantitative criteria were used in the determination of the discretionary bonuses. For the fiscal year ended December 31, 2000, bonuses of $25,000 were awarded to each of the Named Executive Officers.

Stock Options

     No grants of options were made during the year to Executive Officers pursuant to the 1995 Stock Option Plan.

     COMPENSATION COMMITTEE                  1995 STOCK OPTION PLAN COMMITTEE

     H. W.  Markwardt, Chairman                  Ronald C. Morgan, Chairman
     Joseph R. Mannes                            Joseph R. Mannes
     Michael A. Markwardt                        H.W. Markwardt
     Anthony C. Morton                           Robin L. Morgan
     Wray Thompson                               Wray Thompson

Employees' Stock Ownership Plan and Trust

     The Employees' Stock Ownership Plan and Trust ("ESOP"), effective October 1, 1993 (including amendments and restatements) was established for employees with at least one year of service (as defined by the ESOP) and who have reached their 21st birthday. The Executive Officers participated in the ESOP in keeping with the terms and provisions of the ESOP, in the same manner as all other participants of the ESOP.

     As of December 31, 2000, 174 employees and former employees were participants in and beneficiaries of the ESOP. Under the ESOP, the Company makes annual cash or stock contributions to a trust for the benefit of eligible employees. The trust invests in shares of the Company's Common Stock. The amount of the Company's annual discretionary contribution for 2000 was $249,017. Amounts contributed to the ESOP vest at three or greater years of service. Shares of Common Stock vested in participants will be distributed upon the participant's separation from service, retirement, death or permanent disability.

     For the fiscal years ended December 31, 2000, 1999, and 1998, the Company's Board of Directors approved contributions of 5.9%, 5.6%, and 11.6%, respectively, of annual compensation for the eligible employees. The Company contributed $9,575 and $8,638, respectively, as contributions for Messrs. Wray Thompson and Ron Morgan for the fiscal year ended December 31, 2000.



                             STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative five-year total stockholder return with the Standard & Poor's SmallCap 600 Index, and the common stock of a peer group of companies (the "Peer Group") whose returns are weighted according to their respective market capitalizations. The graph assumes that $100 was invested on December 31, 1995 in the Company's Common Stock, the Standard & Poor's SmallCap 600 Index, and the Peer Group, and that all dividends were reinvested. The Peer Group consists of companies with publicly traded stock included in SIC 5190 - Miscellaneous Non-Durable Goods Wholesale. The following graph is not, nor is it intended to be, indicative of future performance of the Common Stock.

                      COMPARISON OF FIVE-YEAR TOTAL RETURN
            for The Leather Factory, Inc., the Peer Group Index (1),
                         and the S&P SmallCap 600 Index

                               [GRAPHIC OMITTED]

----------------------- -------- -------- -------- -------- -------- --------
Company Name / Index     Dec 95   Dec 96   Dec 97   Dec 98   Dec 99   Dec 00
----------------------- -------- -------- -------- -------- -------- --------
LEATHER FACTORY INC         100    33.32    20.52    10.26    33.32    41.03
----------------------- -------- -------- -------- -------- -------- --------
S&P SMALLCAP 600 INDEX      100   121.32   152.36   150.37   169.02   188.96

----------------------- -------- -------- -------- -------- -------- --------
PEER GROUP                  100    99.75   108.97    79.28    61.25    42.40
----------------------- -------- -------- -------- -------- -------- --------
                       Data Source: S&P Compustat Services

--------------------------------------------------------------------------------
(1) The Peer Group Index is comprised of the following 13 companies: Advanced Marketing Services, AG Services of America, Amcon Distributing Co., Celebrity Inc., Central Garden & Pet Co., China Resources Development, Core-Mark
International Inc., Educational Development Corp, Enesco Group Inc., Finishmaster Inc., Media Source Inc., Productexpress.com Ebus Svc, U S A Floral Prods Inc.

                               CERTAIN TRANSACTION

     During 2000 the law firm of Loe, Warren, Rosenfield, Kaitcer and Hibbs, P.C., of which Mr. William M. Warren, Secretary, General Counsel, and Director of the Company, is a shareholder, was compensated for rendering services to the Company.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on its review of the copies of the reports furnished to the Company and written representations from all of the officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, no other reports were required to be filed, and all Section 16(a) filing requirements applicable to these persons were complied with during the fiscal year ended December 31, 2000.


                                    AUDITORS

     Representatives  of the  Company's  auditors  for  the  fiscal  year  ended
December 31, 2000, Hein + Associates LLP, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions. The Audit Committee has not made a recommendation to the Board regarding the retention or nonretention of Hein + Associates LLP for fiscal year 2001. The committee historically meets in the fall to discuss the selection of auditors for the current year.

     Fees paid to Hein + Associates LLP during 2000 were as shown below:

     Audit Fees        Financial Information Systems Design      All Other Fees
     ---------         ------------------------------------      --------------
                               & Implementation Fees
                               ---------------------
      $35,200                           -0-                         $37,493

     All Other Fees consisted of audit related services including fees for due diligence during acquisitions and the related Form 8-K audits.


                              STOCKHOLDER PROPOSALS

    In order for any stockholder proposal to receive consideration for inclusion in the Company's Proxy Statement for its 2002 Annual Meeting of Stockholders, the proposal must be received at the Company's offices at 3847 East Loop 820 South, Fort Worth, Texas 76119, Attention: Secretary, by December 21, 2001.

                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The Company will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                                  OTHER MATTERS

     The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

     The Annual Report to Stockholders for the fiscal year ended December 31, 2000, which includes the financial statements, is enclosed with the Proxy Statement. The Annual Report does not form a part of the Proxy Statement or the materials for the solicitation of proxies to be voted at the Annual Meeting.

     Information contained in the Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     COPIES OF THE COMPANY'S 2000 ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K (WHICH IS INCLUDED IN THE COMPANY'S ANNUAL REPORT) ARE AVAILABLE TO STOCKHOLDERS UPON RECEIPT OF A WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO CHERYL LANDRY, 3847 EAST LOOP 820 SOUTH, FORT WORTH, TEXAS, 76119. THE COMPANY WILL ALSO FURNISH A COPY OF THE ANNUAL REPORT TO ANY
"BENEFICIAL OWNER" OF THE COMPANY'S COMMON STOCK AT NO CHARGE UPON RECEIPT AT THIS ADDRESS OF A WRITTEN REQUEST CONTAINING A GOOD FAITH REPRESENTATION THAT, AT THE RECORD DATE, SUCH PERSON WAS A BENEFICIAL OWNER OF SECURITIES OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2001. COPIES OF ANY EXHIBIT TO THE FORM 10-K WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE FEE.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                            By Order of the Board of Directors,


                                            /s/ William M. Warren
                                            ---------------------
                                            William M. Warren
                                            General Counsel and Secretary

Fort Worth, Texas
April 24, 2001

                                                                       EXHIBIT A

                            THE LEATHER FACTORY, INC.
                             AUDIT COMMITTEE CHARTER

The Board of Directors of The Leather Factory, Inc. (hereinafter referred to as "TLF" or the "Company") hereby constitutes and establishes the Audit Committee (hereinafter referred to as the "Committee") of the Board of Directors with authority, responsibility, and specific duties of the Committee as described below.

Composition

The Committee shall be comprised of three Directors, all of whom shall be independent Directors, free of any relationship that would interfere with the exercise of independent judgment, as determined by the Company's Board of Directors. An independent Director cannot be any of the following:

         (i) an officer of TLF or its subsidiaries;

         (ii) a Director employed by the Company or any of its affiliates for the current year or any of the past three years;

         (iii) a Director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (iv) a Director who is the member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer (Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home);

         (v) a Director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         (vi) a Director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

Notwithstanding the foregoing, one Director who is not independent as described above, but who is not a current employee of the Company or an immediate family member of such an employee, may be appointed to the Committee, if the Board of Directors of the Company, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required for the best interest of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to this determination, the nature of the relationship and the reasons for that determination.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or have been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Terms

The terms of the Committee members may be staggered so that the Committee could annually include a new member as well as members with one and two years service. This rotation procedure shall not be considered mandatory. One of the members shall be elected Committee Chairman through an affirmative vote by a majority of members of the Committee.

Authority

The Committee is granted the authority to investigate any activity of the Company and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

Responsibility

The Committee is to serve as a focal point for communication between Directors not on the Committee, the independent accountants, and the Company's management, as their duties relate to financial accounting, reporting, and controls. The Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of TLF and the sufficiency of auditing relative thereto. The Committee is to be the Board's principal agent in assuring the independence of the Company's independent accountants, the integrity of management, and the adequacy of disclosures to stockholders. However, the aforesaid statement shall not restrict in any manner, the ability of the independent accountants to meet with the entire Board of Directors at any time.

Meetings

The Committee is to meet at least twice per year at times designed by the Committee Chairman and as many times as the Committee deems necessary.

Attendance

Members of the Committee are to be present at all meetings in person or by telephone. As necessary or desirable, the Chairman may request that members of management and representatives of the independent accountants be present at meetings of the Committee.

Minutes

Minutes of each meeting are to be prepared and sent to Committee members and TLF Directors who are not members of the Committee. Minutes will be sent to the Corporate Secretary for permanent filing.

Specific Duties

The Committee is to:

         (1)  Inform  the  independent   accountants  and  management  that  the
         independent accountants and the Committee may communicate with each other at any time; moreover, the Committee Chairman may call a meeting whenever he deems it necessary;

         (2) Review with the Company's management and independent accountants, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls;

         (3) Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements. Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom;

         (4) Review annually before each audit, a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1;

         (5) Prior to each annual audit, discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants, and take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accountants.

         (6) Review, prior to the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter. The auditors' fees are to be arranged in conjunction with management and will be approved annually by the Committee and reported to the Board of Directors. The Committee's approval should entail an understanding from the independent accountants of the factors considered by the accountants in determining the audit scope, including:

              --Industry and business risk characteristics of the Company;

              --External reporting requirements;

              --Materiality of the various segments of the Company's activities;

              --Quality of internal accounting controls; and

              --Other areas to be covered during the audit engagement.

         (7) Review with management and the independent accountants, upon completion of the independent audit, financial results for the year, prior to the release of annual financial results to the public. This review may include:

         |X|      Public releases of financial information;

         |X| Significant and unusual transactions not a normal part of the Company's operations;

         |X| Changes, if any, during the year in the Company's accounting principles or their application;

         |X|      Adjustments proposed or waived by the independent accountants;
                  and

         |X|      Disagreements with independent accountants.

         (8)  Review   with   management   the  content  of   quarterly   public
         announcements of earnings;

         (9) Determine that the independent accountants were provided access to all requested records, data, and information. Inquiry should be made of the independent accountants as to whether there have been any disagreements with management, which if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements;

         (10) Discuss with the independent accountants any relevant recommendations which the independent accountants may have, including those in their "letter of comments and recommendations." Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles, and management reporting systems. The Committee should also review any written responses of management to the "letter of comments and recommendations" received from the independent accountants;

         (11) Discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect;

         (12) Apprise the Board of Directors, through minutes and special presentation(s) as necessary, of significant developments in the course of performing the aforementioned duties;

         (13) Assure the independent accountants' ultimate accountability to the Board of Directors and the Committee as representatives of the Company's stockholders;

         (14) Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee;

         (15) Evaluate the independent accountants and recommend to the Board of Directors the selection, retention or replacement of the independent accountants; and

         (16) Exercise such other powers (a) appropriate for or required of audit committees of companies with securities registered under Section 12(b) of the Securities Exchange Act of 1934, or (b) imposed upon the audit committees of companies whose securities are admitted for trading on the American Stock Exchange.



Amendment

This charter may be amended at any time by the Company's Board of Directors.

                                 REVOCABLE PROXY
                            THE LEATHER FACTORY, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) Robin L. Morgan and William M. Warren, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of The Leather Factory, Inc. (the "Company") to be held on Thursday, May 24, 2001, in the Longhorn Room, The Stockyards Hotel, 109 East Exchange, Fort Worth, Texas at 10:00 a.m., Central Daylight Time, and any and all adjournments or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

         1. Election of eight directors.
            [ ]FOR the nominees listed below   [ ]WITHHOLD AUTHORITY
               (except as indicated to the       to vote for the nominees listed
                contrary below).                 below.

               Shannon L. Greene                  Robin L. Morgan
               Joseph R. Mannes                   Anthony C. Morton
               H.W. "Hub" Markwardt               Wray Thompson
               Michael A. Markwardt               William M. Warren
               Ronald C. Morgan

         Instructions: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.



--------------------------------------------------------------------------------

                Your Board of Directors unanimously recommends a
                     vote FOR the nominees set forth above
                (Continued and to be signed on the reverse side)

                           (Continued from other side)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

         This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. If no specifications are made, this Proxy will be voted FOR the election of directors. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

         Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                  Dated: _________________________________, 2001


                                  ______________________________________________
                                  Signature(s)


                                  ______________________________________________
                                  Signature(s)


                                  IMPORTANT: Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized representative. If a partnership, please sign in partnership name by authorized person.